BUSINESS COMBINATION	12 Months Ended
Mar. 31, 2026
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
BUSINESS COMBINATION

NOTE – 3 BUSINESS COMBINATION

On September 1, 2025, the Company (the “Purchaser”) completed the acquisition of 100% of the equity interest in Capital Summit, a company incorporated under the laws of the British Virgin Islands, from an independent third party (the “Vendor”), for a cash consideration of US$1.7 million. Capital Summit is principally engaged in the provision of advisory and consultancy services. The acquisition was made as part of the Group’s strategy to diversify and provide further synergy effects to the existing business of the Group.

The results of Capital Summit was included in the Company’s consolidated financial statements from the acquisition date of September 1, 2025. No revenue or net earnings from Capital Summit was generated and recognized prior to the acquisition date.

The transaction is considered as a business combination in accordance with ASC 805 and was accounted for using the acquisition method. Accordingly, goodwill was determined as the excess of the consideration transferred over the estimated fair values of the identifiable assets acquired and liabilities assumed.

The goodwill recognized is primarily attributable to expected synergies from combining Capital Summit’s advisory and consultancy business with the Group’s existing operations, together with anticipated future growth opportunities and customer relationships that do not qualify for separate recognition under ASC 805. None of the goodwill recognized is expected to be deductible for income tax purposes.

The purchase agreement included a contingent arrangement that represents a refund right in favor of the Purchaser rather than additional consideration payable to the Vendor. Pursuant to the agreement, the Vendor provided a profit guarantee to the Purchaser. If the profit of Capital Summit for the relevant period from April 1, 2025 to March 31, 2026 is less than the guaranteed amount of US$170,000, the Vendor is required to compensate the Purchaser in cash for the shortfall multiplied by 10, where the refund amount is capped at US$1.7 million. As of March 31, 2026, Capital Summit achieved the profit target of US$170,000 and no refund was required.

The purchase price allocation is as follows:

	HKD	USD
Acquired assets:
Amount due from a related party	$8	$1
Fair value of net assets acquired	8	1
Goodwill recorded	13,259,992	1,699,999
Cash paid	$13,260,000	$1,700,000

Management evaluated potential identifiable intangible assets, including customer relationships, contracts, non-compete arrangements and trade names, and concluded that no separately identifiable intangible assets existed as of the acquisition date.

The results of Capital Summit have been included in the Company’s consolidated financial statements from the acquisition date of September 1, 2025. For the period from the acquisition date through March 31, 2026, Capital Summit contributed approximately HK$1.56 million of revenue to the Company’s consolidated results of operations. Capital Summit’s standalone results included intercompany management fee charges that were eliminated upon consolidation.

Unaudited pro forma revenue and earnings information have not been presented because Capital Summit had no substantive operations prior to the acquisition date and the effect would not be material to the consolidated financial statements.